Exhibit 10.9

Promissory Note

State of Florida

Principal Amount: $15,000

Date: May 7, 2014

For Value Received, Pocket Games Inc, Inc., a Florida Corporation, promises to pay to the order of Elliott Polatoff (“Holder”), at 909 Plainview Ave Far Rockaway NY 11691 or such other place as the holder may designate in writing, the sum of seven thousand and five hundred dollars ($7,500). This Note shall be due and payable on or before 12/31/2014. The outstanding  principal balance of this Note shall accrue interest at a fixed rate of twelve percent (12%) per annum from the date of execution hereof until paid in full.

Payments  (including  all prepayments)  received  by Holder on this  Note  shall  be  applied  first to the payment of accrued and unpaid  interest and only  thereafter to the  outstanding principal balance of this Note.  In the event this note shall be in default, and placed for collection, then the undersigned agree to pay all attorney fees and costs of collection. Payments not made when due shall bear interest at the highest rate allowable under Florida law.  Outstanding amounts owed under this Note may be partially or entirely prepaid at any time, without penalty or premium.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this Note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this Note, or upon the exchange, substitution or release of any collateral granted as security for this Note.

No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of  the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf.

The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Florida.

Borrower: Pocket Games, Inc.

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Signature

David Lovatt, President

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Printed Name Printed Name

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